                                                                      EXHIBIT 99


                                Paula G. Rosput
                     President and Chief Executive Officer

                                 AGL Resources

Regional Energy Services Company

 .  Natural Gas Distribution
     -  Principal Line of Business
     -  Serves More Than 1.8 Million Customers in Three Southeastern States
     -  2nd Largest Gas-Only Distributor in the U.S.
     -  Strategically Located Assets in High-Demand Southeast Region
 .  Emerging Businesses
     -  Midstream Energy Services
     -  Telecommunications Infrastructure
 .  Energy Investments
     -  Energy Marketing
     -  Propane

Solid Evidence of Momentum

 .  Record Earnings

 .  Sixth Consecutive Quarter of Beating Consensus Estimates

 .  Base Business Exceeding Targets

 .  Energy Trading Earnings Contribution

 .  Telecom Infrastructure Deal Flow

                       Strengthening Our Management Team

Richard J. Duszynski
President and CEO, Asset Optimization Business

Susan A. McLaughlin
Executive VP and Chief Operating Officer AGL Resources

Richard T. O'Brien
Senior VP and Chief Financial Officer AGL Resources

                       Delivering Strong Earnings Growth



                           Three Months  Three Months
                              Ended         Ended
                              03/01         03/00
Net Income (Millions)         $45.2 *       $22.7
Earnings Per Share            $0.83 *       $0.41
Consensus Analyst Estimate    $0.59         $0.40

*Excludes $0.13 One-Time Gain from the Sale of Utilipro


                  Solid Contributions from Utility Operations,
                              Retail Marketing and
                           Wholesale Energy Services

                                 The AGL Story

                               Now                  New Value Opportunities


                                              VNG Acquisition/
                    2000 - 2001                 Integration

                                      Operational
         2000                          Excellence

                          Georgia
1999                   Deregulation

                              Key Goals for 2001

Execute Well in Base Business

Improve Performance in Retail Marketing Business

Develop Midstream Business

Build Telecommunications Infrastructure Business

                       Execute Well in the Base Business

                         Execute Well in Base Business

 .  Georgia & Virginia Markets Among Fastest-Growing in U.S.

 .  Industry-Leading Performance in Regulated Operations

               Achieved Operational Excellence in Fast-Growing,
           High-Demand Markets for Natural Gas and Related Services

                           Tracking Our Performance

       Customers Per Employee

  504    529    564    718    1,053

  '97    '98    '99    '00     '01*

            [Bar Graph]



    Net Capital Cost Per New Meter

  $1,239    $1,198    $758    $826
   '98       '99      '00    '01**

            [Bar Graph]



      O & M Cost Per Customer

$153    $160    $165    $140    $143
 '97     '98    '99      '00    '01*

            [Bar Graph]



        Cost / Ft Gas Main

      $4    $4    $2    $2
     '98   '99   '00   '01

            [Bar Graph]


Charts represent data for Atlanta Gas Light Company  and Chattanooga Gas Company

*12 months ended March 31, 2001
**FY target

                          Accelerated VNG Integration

 .  Closed VNG Transaction in Record Time

 .  Implemented "Day One" Integration Plan

 .  Significant, Near-Term Opportunities to Capture Value

                            At Time of Acquisition
                            ----------------------

             $140    $196                    $758     $1,600
              AGL     VNG                     AGL       VNG
         O&M Cost / Customer            Net Capital Cost / New Meter




                            [Graphic Appears Here]

                           VNG ... Where Are We Now?

 .  Expected to Be Accretive in Q3

 .  Exceeded O&M Reduction Targets -- Headcount Reduced by 25% Since Closing

 .  Implementing Best Practice Model is Paying Off

                                                    [Graphic Appears Here]

     O & M Cost Per Customer                    Net Capital Cost Per New Meter

        $196       $155                              $1,600       $1,117
         '00       '01**                               '00         '01*

          [Bar Graph]                                     [Bar Graph]


*12 months ended March 31, 2001
**FY01 estimate

                     Improve Retail Marketing Performance

                     Improve Retail Marketing Performance

 .  Major Management and Business Policy Changes at SouthStar in Second Quarter
   of Fiscal 2001
     -  Asset management value
     -  Permanent capital structure
     -  Customer tracking systems

 .  Sold Utilipro Customer Care Subsidiary to Alliance Data Systems

             Disciplined and Decisive Approach to Restructuring or
               Exiting Businesses that Do Not Fit with Strategy

                     Improve Retail Marketing Performance

Gross Margin Improvements In 2Q 2001, Resulting From:

-  Strong Customer Growth

-  Effective Storage Arbitrage

-  Rational Pricing in Marketplace

-  Carryover Weather Effect from December 2000


                         Year-Over-Year
                         Customer Growth

                          12% Increase
600,000
                                                561,000
550,000             500,000

500,000

450,000
                 Mar. 31, 2000             Mar. 31, 2001

                            [Bar Graph]



               Our Restructuring Efforts Are Making A Difference
                         and Improving the Bottom Line

Grow Midstream Energy Business

                        Exploiting Market Opportunities

 .  Southeast Wholesale Gas Market Has Been a Controlled Market.

 .  Strong Demand, Large Market Inefficiencies, and Existing Asset Infrastructure
   Have Created Vast Economic Opportunities.

 .  AGLC, VNG, and CGC Are Well Positioned to Profit from These Asset
   Optimization Opportunities.

           [U.S. Natural Gas Wholsale Markets Graphic Appears Here]

                              Asset Optimization

 .  Entities with Firm Transportation on the SONAT and Transco Systems Are Well-
   Positioned.

 .  AGLR's Assets Are in a Strong Position to Participate in the Growth of the
   Region.

 . AGLC, CGC, and VNG Together Control Over 1.5 Bcf/Day of Firm Transportation, and 63 Bcf of Storage.

 .  AGLR is Largest Holder in the Region of These Critical Assets by a Factor of
   3

         [Major Interstate Natural Gas Pipelines Graphic Appears Here]

Source: U.S. EIA

                            Broad Market Realities

 .  Underlying volatility of product at Henry Hub

 . Tightening infrastructure in region -- confluence of population growth and electric generation demand

 . Pervasive unbundling reduces coherence of integrated planning -- no one wants to make long-term commitments to assets, so trading is essential

                     Successful Midstream Energy Business
                   Demands Assets, Knowledge, and Discipline

PHYSICAL ASSETS

 . Capacity

 . Storage

 . LNG

 . Asset Management

RISK MANAGEMENT

 . Manage Commodity Risk

 . Mark-to-Market

 . Value at Risk (VAR)

 . Spot, Intra-Month, Long-Term

FINANCIAL

 . NYMEX

 . Index, Basis

 . Swaps, Options

 . Market Knowledge

                            [Graphic Appears Here]

                          This Business Can Be Grown

 .  Asset Management
   (Commercial & Operational)
 .  Gas Supply Agreements
 .  System Optimization



 .  Agency Agreement
 .  Gas Supply Contract
 .  Inventory Management

 .  Commercial Risk Management
 .  Gas Supply Contracts
 .  Commercial Counterparties

 .  Commercial Asset Management
 .  Equity Investments
 .  Trading & Marketing Services

                            [GRAPHIC APPEARS HERE]

                    Our Superior Asset Position Means Other
                          Parties Will Trade With Us

                           Develop Telecom Business

                      The Realities of Telecommunications

 .  Demand for bandwidth is indisputable ("This isn't a pet rock.")

 .  Long-haul market is glutted with new capacity

 .  Capital availability has been seriously curtailed to new entrants --
   Darwinian selection ongoing

 .  "Last-mile" is the weak link in the infrastructure chain

 .  Everyone -- government officials, the public -- thinks our streets are a mess

                    Maximizing Our Part of the Value Chain

                            [GRAPHIC APPEARS HERE]

                       Developing Telecom Infrastructure

 .  103-Mile Conduit Ring Around Atlanta (Now 5 Smaller Rings)

 .  Competitive Local Exchange Carrier (CLEC) Certificate Granted by GPSC

 .  City of Atlanta
   Franchise Agreement Granted

 .  Anchor Tenants to Finance Construction Up-Front

 .  Building Redundancy and Expansion for Incumbents

                              [MAP APPEARS HERE]

                          Our Competitive Advantages

 .  Excellence in Engineering and Construction Management

 .  Lowest Pipeline Installation Cost in Region

 .  Well-Positioned in High-Growth Urban Markets

 .  Strong Contractor and Municipal Relationships

                                           Telecom Deal Flow

 Signed
 ------
Deal #1:            Major telecom provider; point-to-point
                    construction services
Deal #2: Large national CLEC; construction services and "last-mile" connection

Ongoing Negotiations
--------------------
Deal #3:            Major telecom provider; network leasing; Metro
                    Atlanta network
Deal #4:            Long-haul telecom provider; network leasing;
                    Metro Atlanta network

              Net Effect: Sufficient Anchorage to Complete 2 to 3
               Rings in Next 12 Months -- on an Accretive Basis

                               The Next Chapter

                        Breaking Away from the Pack ...

                        REFINING THE BUSINESS MODEL ...


                         New Generation of Leadership

                       Focused on Operational Excellence

                          Disciplined Decision-Making

                    Relentless in Seeking New Opportunities

                    Delivering Superior, Sustainable Value